UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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One Liberty Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONE LIBERTY PROPERTIES, INC.
60 Cutter Mill Road
Great Neck, New York 11021
(516) 466-3100

Notice of Annual Meeting of Stockholders
June 13, 2006

The annual meeting of stockholders of One Liberty Properties, Inc. will be held at our offices, located at Suite 303, 60 Cutter Mill Road, Great Neck, NY, on Tuesday, June 13, 2006 at 9:00 a.m. local time. We are holding the meeting for the following purposes:

1.                To elect four directors to hold office for a term expiring in 2009.

2.                To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006.

3.                To transact any other business properly brought before the meeting.

Holders of record of our common stock at the close of business on April 18, 2006 are entitled to notice of the annual meeting and to vote at the meeting and any adjournment thereof.

To assure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it in the enclosed prepaid envelope, whether or not you plan to attend the meeting. Most stockholders can also vote by telephone or via the internet. Telephone and internet voting information is provided on the accompanying proxy card. Your proxy may be revoked in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors
Mark H. Lundy, Secretary

Dated:  April 28, 2006

We urge each stockholder to promptly sign and return the enclosed proxy card or use telephone or internet voting. See our questions and answers about the meeting for information about voting by telephone or internet, how to revoke a proxy, and how to vote shares in person.

i

ONE LIBERTY PROPERTIES, INC.

Proxy Statement

GENERAL

Our board of directors is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2006 annual meeting of stockholders of One Liberty Properties, Inc. The meeting will be held at our offices, Suite 303, 60 Cutter Mill Road, Great Neck, NY on June 13, 2006 at 9:00 a.m., local time. The proxies will be voted at the meeting and may also be voted at any adjournments or postponements of the meeting.

The mailing address of our principal executive offices is Suite 303, 60 Cutter Mill Road, Great Neck, NY 11021. We are first sending the proxy materials on or about April 28, 2006 to persons who were stockholders at the close of business on April 18, 2006, the record date for the meeting.

All properly executed proxy cards, and all properly completed proxies submitted by telephone or by the internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given on the proxy, unless the proxy is revoked before the meeting.

Our fiscal year begins on January 1 and ends on December 31. Reference in this proxy statement to the year 2005 or fiscal 2005 refers to the twelve month period from January 1, 2005 through December 31, 2005.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is the purpose of the annual meeting?

A: At our annual meeting, stockholders will vote on the following matters:

•       election of four directors (James J. Burns, Joseph A. DeLuca, Fredric H. Gould and Eugene I. Zuriff) to hold office until the 2009 annual meeting;

•       ratification of the appointment of our independent registered public accounting firm (Ernst & Young LLP) for 2006; and

•       such other matters as may properly come before the meeting.

Q: Who is entitled to vote?

A: We are mailing this proxy statement on or about April 28, 2006 to our stockholders of record on April 18, 2006. The record date was established by our board of directors. Common stockholders as of the close of business on the record date of April 18, 2006 are entitled to vote their shares at the meeting. Each outstanding share of common stock is entitled to one vote. As of the record date there were outstanding and entitled to vote at the meeting 9,930, 842 shares of our common stock.

Q: How do I vote?

A: If your shares are held by a bank, broker or other nominee, please follow the instructions provided to you by such nominee. If you wish to vote at the annual meeting and your shares are held by a nominee, you must contact the nominee to obtain evidence of your ownership of our common stock as of the record date. If you hold your shares directly and complete, sign and date the accompanying proxy card and return it in the prepaid envelope, your shares will be voted confidentially and according to your instructions. If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxies named on the proxy card in favor of the nominees for election as directors, in favor of the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006, and as the proxy holders may determine in their discretion with respect to other matters that properly come before the meeting. The proxy of a stockholder who is a participant in our Cash Distribution Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant in the manner indicated on the proxy card. Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling 1-800-PROXIES (776-9437) or by accessing the internet website www.voteproxy.com. Telephone voting information and internet voting information is provided on the proxy card. The internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., local time, on June 12, 2006. You should be aware that if you vote over the internet you may incur costs, such as telephone and internet access charges, for which you will be responsible. If you vote by telephone or via the internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

If you wish to name as a proxy someone other than the proxies named on the proxy card, you may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to us or to American Stock Transfer and Trust Company.

Q: Who will count the vote?

A: A representative of American Stock Transfer and Trust Company will tabulate the votes and act as inspector of elections.

Q: Can I revoke my proxy before it is exercised?

A: If you hold stock directly in your name, you may revoke a proxy with a later dated, properly executed proxy (including an internet or telephone vote), or a written revocation delivered to our Secretary at any time before the polls for the meeting are closed. The proxy holders’ powers may also be suspended if you attend the meeting and notify our Secretary at the meeting that you would like to change your vote or vote in person. If your stock is held in the name of a broker, bank or other nominee, you must contact such nominee and comply with the nominee’s procedures if you want to revoke or change the instructions that you previously provided to the nominee. Attendance at the meeting will not automatically revoke a previously granted proxy.

Q: What constitutes a quorum?

A: A quorum must be present at the meeting for business to be conducted. A quorum is the presence in person or by proxy of stockholders holding a majority of our outstanding shares of common stock. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against a proposal. Broker non-votes will be included for purposes of determining a quorum, but will have no effect on the outcome of the election of directors. If you hold your shares through a bank, broker or other nominee, your shares may be voted even if you do not attend the annual meeting.

Q: How many votes does it take to approve the items to be voted upon?

A: Directors are elected by the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. This means that assuming a quorum is present at the meeting, the four director nominees will be elected if each receives a plurality of the votes cast for directors. The affirmative vote of a majority of our outstanding shares present at the meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006.

Q: Who is soliciting my vote and who pays the cost?

A: Our board of directors is soliciting votes for the meeting and we will pay the entire cost of the solicitation, including preparing and mailing this proxy statement. We will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of shares of our common stock. Proxies may also be solicited personally, by mail, telephone, e-mail, facsimile or other electronic means, by our directors, officers or other employees, without remuneration, other than regular compensation.

Q: When are stockholder proposals due for the year 2007 Annual Meeting?

A: If a stockholder wants a proposal to be included in our proxy statement for the 2007 annual meeting of stockholders, the proposal, in writing and addressed to our Secretary, must be received by us no later than December 28, 2006. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead intended to be presented directly at the 2007 annual meeting, rules and regulations promulgated by the United States Securities and Exchange Commission permit us to exercise discretionary voting authority to the extent conferred by proxy if we:

•       receive notice of the proposal before March 15, 2007 and advise stockholders in the 2007 proxy statement of the nature of the proposal and how management intends to vote on such matter; or

•       do not receive notice of the proposal before March 15, 2007.

Notices of intention to present proposals at our 2007 annual meeting should be submitted in writing and addressed to our Secretary.

Q: What other information about One Liberty is available?

A: Stockholders can call (516) 466-3100 or write us at 60 Cutter Mill Road, Suite 303, Great Neck, NY 11021, Attention: Secretary, to request a copy of our Annual Report on Form 10-K. This and other important information about us is also available on our web site which is located at www.onelibertyproperties.com. Our Annual Report to Stockholders accompanies this proxy statement.

GOVERNANCE OF THE COMPANY

Pursuant to the Maryland General Corporation Law and the company’s by-laws, the business, property and affairs of our company are managed by or under the direction of our board of directors. Members of the board are kept informed of the company’s business through discussions with the chief executive officer and other officers, by reviewing materials provided to them and by participating in meetings of the board and its committees.

The board has three standing committees:

•       The Audit Committee, the members of which are Charles Biederman, James J. Burns and Joseph A. DeLuca;

•       The Compensation Committee, the members of which are Charles Biederman, J. Robert Lovejoy and Eugene I. Zuriff; and

•       The Nominating and Corporate Governance Committee, the members of which are Joseph A. Amato, James J. Burns and Eugene I. Zuriff.

The board has affirmatively determined that a majority of its members are independent and all of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, specifically, each of Joseph A. Amato, Charles Biederman, James J. Burns, Joseph A. DeLuca, J. Robert Lovejoy and Eugene I. Zuriff, are “independent” for the purposes of Section 303A of the Listed Company Manual of the New York Stock Exchange; that the members of our Audit Committee are independent for the purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and Section 303.01 of the Listed Company Manual; and that the members of our Compensation and Nominating and Corporate Governance Committees are independent under Section 303A of the Listed Company Manual. The board based these determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations, family and other relationships and discussions with the directors. In determining the independence of each of the foregoing, the board considered (i) a passive investment by Gould Investors L.P., an affiliate of the company, in a real estate project sponsored and managed by an entity affiliated with Mr. Biederman, which investment was liquidated in February, 2005, and concluded that such investment did not effect Mr. Biederman’s independence; (ii) Mr. DeLuca’s rental of an office in a suite of offices from an affiliate of the company for $800 per month, on a month to month basis, and concluded such rental did not effect Mr. DeLuca’s independence, and (iii) discussions by a merchant banking firm in which Mr. Lovejoy is a managing partner with BRT Realty Trust, an entity which may be deemed an affiliate, concerning such firm performing investment banking services for BRT Realty Trust and determined that these activities did not effect Mr. Lovejoy’s independence.

The board has adopted a charter for each of the three standing committees and corporate governance guidelines that address the make-up and function of the board. The board has also adopted a code of business conduct and ethics (which has recently been amended) that applies to all employees, officers and directors, including the company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. You can find these materials by accessing the corporate governance section of our website at: www.onelibertyproperties.com. You may also obtain a copy of each charter, the corporate governance guidelines and the code of business conduct and ethics by writing to us at 60 Cutter Mill Road, Great Neck, New York 11021, Attention: Secretary.

During fiscal 2005, the board held 6 meetings, conducted board business on two occasions by unanimous consent, and the committees held a total of 22 meetings. None of the directors attended fewer than 75% of the total number of meetings of the board of directors and the board committees of which such director was a member during fiscal 2005.

Audit Committee

The Audit Committee met 18 times during 2005. The Audit Committee is responsible for assisting the board in overseeing (i) the integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, (iv) the performance of the independent registered public accounting firm and the company’s internal control audit function and (v) the preparation of the audit committee report required by the Securities and Exchange Commission for inclusion in this proxy statement. In 2005, the Audit Committee was engaged in conducting an investigation into inappropriate financial dealings by our former president and chief executive officer and in that regard it retained special counsel to assist it in the conduct of its investigation. The Committee met 13 times and participated in other meetings and conferences in connection with said investigation. The board has determined that each member of the Audit Committee satisfies the financial literacy and expertise requirements of the New York Stock Exchange.

Audit Committee Financial Expert

The board has determined that James J. Burns, a member of the Audit Committee, is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K promulgated pursuant to the Securities and Exchange Act of 1934, as amended, and “independent” for purposes of the New York Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Compensation Committee

The Compensation Committee met two times in 2005 and transacted business on one occasion by Unanimous Consent. The Compensation Committee recommends the base salary, bonus, stock incentive awards and other compensation of our chief executive officer to the board of directors, and assists management in making recommendations to the board of directors with respect to the salaries, bonuses and stock incentive awards of our other officers and employees. The Compensation Committee also administers our stock option plan and equity incentive plan.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held two meetings in 2005. The responsibilities of the Nominating and Corporate Governance Committee include recommending a slate of directors for election to the board of directors at the annual stockholders’ meeting, identification and recommendation of candidates to fill vacancies on the board of directors between annual stockholder meetings, proposing, monitoring and recommending changes to the company’s corporate governance guidelines and overseeing the evaluation of the board of directors and its effectiveness.

The board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to us. Directors should also possess the highest personal and professional ethics in order to perform their duties properly, and should be willing and able to devote the required amount of time to company business.

When considering candidates for director, the Nominating and Corporate Governance Committee will take into account a number of factors, including the following:

•       Independence from management;

•       Whether the candidate has relevant business experience;

•       Judgment, skill, integrity and reputation;

•       Financial and accounting background, to enable the Committee to determine whether the candidate would be suitable for Audit Committee membership;

•       Executive compensation background, to enable the Committee to determine whether the candidate would be suitable for Compensation Committee membership; and

•       The size and composition of the existing board.

The Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to our Secretary and include:

•       A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•       The name of and contact information of the candidate;

•       A statement of the candidate’s business and educational experience;

•       Information regarding each of the factors listed above sufficient to enable the Committee to evaluate the candidate;

•       A statement detailing any relationship between the candidate and any competitor of the company;

•       Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•       A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Before nominating a sitting director for re-election at an annual meeting, the Committee will consider:

•       The director’s performance on the board; and

•       Whether the director’s re-election would be consistent with the company’s governance guidelines.

When seeking candidates for director, the Nominating and Corporate Governance Committee will solicit suggestions from management, incumbent directors or others. The committee will interview a candidate if it believes the candidate might be suitable to be a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the board, it will recommend the candidate’s election to the full board.

Compensation of Directors

Non-management members of our board of directors are paid an annual retainer of $20,000. The Chairman of our Board of Directors (who is also our chief executive officer) is paid a fee of $50,000 per annum for serving as Chairman (see “Executive Compensation”). In addition to regular board fees, each member of the Audit Committee is paid an annual retainer of $5,000, the Chairman of the Audit Committee is paid an additional annual retainer of $2,000, each member of the Compensation Committee is paid an annual retainer of $3,000 and each member of the Nominating and Corporate Governance Committee is paid an annual retainer of $3,000. In addition, each non-management director is paid $1,000 for each meeting attended in person and $500 for each meeting attended by telephone conference, except for Audit Committee members who are paid $1,000 for each Audit Committee meeting attended, whether in person or by telephone conference. Additionally, in 2006 each Audit Committee member was awarded 2,000 shares of restricted common stock under the One Liberty Properties, Inc. 2003 Incentive Plan and each other non-management director was awarded 1,000 shares of restricted common stock under such

Plan. The restricted shares granted to the directors have a five year vesting period during which period the registered owner is entitled to vote and receive cash distributions on such shares. Non-employee directors who reside outside of the local area also receive reimbursement for travel expenses incurred in attending board and committee meetings.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee were Charles Biederman, Patrick J. Callan, Jr., and J. Robert Lovejoy until December 2005. Since December 2005, the members of the Committee have been Charles Biederman, J. Robert Lovejoy and Eugene I. Zuriff. No “compensation committee interlocks” existed during 2005.

Non-Management Directors Executive Session

In accordance with New York Stock Exchange listing standards, the company’s non-management directors meet at regularly scheduled executive sessions without management. Non-management directors are all those directors who are not officers or employees of the company. The board of directors does not designate a “Lead Director” or a single director to preside at executive sessions. The person who presides over executive sessions of non-management directors is a committee chairman and the presiding director rotates among the chairs of the board’s committees.

Communications with Directors

Stockholders of the company and other interested persons  who want to communicate with the board or any individual director can write to:

One Liberty Properties, Inc.

Suite 303

60 Cutter Mill Road

Great Neck, New York 11021

Attention: Secretary

The Secretary will:

•       Forward the communication to the director or directors to whom it is addressed;

•       Attempt to handle the inquiry directly; for example where it is a request for information about the company or it is a stock-related matter; or

•       Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each board meeting, the Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Director Attendance at Annual Meetings

We typically schedule a board meeting in conjunction with our annual meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict. Last year ten of the eleven individuals then serving as directors attended our annual meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth information concerning shares of our common stock owned by (i) all persons known to own beneficially 5% or more of our outstanding stock, (ii) all directors and nominees for election as directors, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

Name and Address	Amount of Beneficial Ownership(1)	Percent of Class
Joseph A. Amato	3,750	*
615 Route 32
Highland Mills, NY 10930-0503
Charles Biederman	10,740	*
5 Sunset Drive
Englewood, CO 80110
Simeon Brinberg(2)(3)	204,401	2.1%
James J. Burns	6,881	*
390 Dogwood Lane
Manhasset, NY 10030
Patrick J. Callan, Jr.(2)	8,750	*
Joseph A. DeLuca	5,800	*
154 East Shore Road
Huntington Bay, NY 11743
Jeffrey Fishman(4)	14,450	*
37 Sarles Street
Armonk, NY 10504
Fredric H. Gould(2)(5)(6)	1,307,464	13.2%
Jeffrey A. Gould(2)(7)	155,159	1.6%
Matthew J. Gould(2)(5)(8)	1,016,494	10.2%
Gould Investors L.P.(2)(5)	818,679	8.2%
David W. Kalish(2)(9)	220,086	2.2%
J. Robert Lovejoy (10)	3,300	*
640 Fifth Avenue
New York, NY 10019
Lawrence G. Ricketts, Jr.(2)	16,500	*
Marshall Rose(11)	152,519	1.5%
667 Madison Avenue
New York, NY 10021
Eugene I. Zuriff	1,000	*
145 Central Park West
New York, NY 10023
Third Avenue Management LLC(12)	1,037,000	10.4%
622 Third Avenue
New York, NY 10017
Silvercrest Asset Management Group LLC(13)	541,667	5.4%
1330 Avenue of the Americas
New York, NY 10019
Barclays Global Investors, N.A.(14)	550,164	5.5%
45 Fremont Street
San Francisco, CA 94105
Directors and officers as a group	2,128,060	21.4%
(18 individuals)(15)

*                    Less than 1%

(1)          Securities are listed as beneficially owned by a person who directly or indirectly holds or shares the power to vote or to dispose of the securities, whether or not the person has an economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership of shares within 60 days, whether upon the exercise of a stock option or otherwise. The percentage of beneficial ownership is based on 9,930,842 shares of common stock outstanding on April 18, 2006 plus 9,000 shares of common stock which underlie options.

(2)          Address is 60 Cutter Mill Road, Great Neck, NY 11021.

(3)          Includes 29,840 shares of common stock owned directly and 174,561 shares of common stock owned by pension plans over which Mr. Brinberg has shared voting and dispositive power. Does not include 18,183 shares of common stock owned by Mrs. Brinberg, as to which shares Mr. Brinberg disclaims any beneficial interest and Mrs. Brinberg has sole voting and investment power.

(4)          Mr. Fishman resigned as an officer and director on July 20, 2005. The information provided represents the most recent information available to the company, represents shares owned beneficially by Mr. Fishman and his wife and excludes any shares of restricted stock awarded to Mr. Fishman that were forfeited when his relationship with the company terminated.

(5)          Fredric H. Gould is sole stockholder, sole director and chairman of the board of the corporate managing general partner of Gould Investors L.P. and sole member of a limited liability company which is the other general partner of Gould Investors L.P. Matthew J. Gould is president of the corporate managing general partner of Gould Investors L.P. Messrs. Fredric H. Gould and Matthew J. Gould have shared voting and dispositive power with respect to the shares owned by Gould Investors L.P.

(6)          Includes 267,034 shares of common stock owned directly, 818,679 shares of common stock owned by Gould Investors L.P. and 169,969 shares of common stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Also includes 51,782 shares of common stock owned by trusts as to which shares Mr. Gould has sole or shared voting and dispositive power and as to which shares Mr. Gould disclaims any beneficial interest. Does not include 47,566 shares of common stock owned by Mrs. Fredric H. Gould, as to which shares Mr. Gould disclaims any beneficial interest and Mrs. Gould has sole voting and investment power.

(7)          Includes 146,721 shares of common stock owned directly and 8,438 shares of common stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,228 shares of common stock owned by Mrs. Jeffrey A. Gould, as to which shares Mr. Gould disclaims any beneficial interest and Mrs. Gould has sole voting and investment power.

(8)          Includes 171,686 shares of common stock owned directly, 26,129 shares of common stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest) and 818,679 shares of common stock owned by Gould Investors L.P. Does not include 3,552 shares of common stock owned by Mrs. Matthew J. Gould, as to which shares Mr. Gould disclaims any beneficial interest and Mrs. Gould has sole voting and investment power.

(9)          Includes 45,525 shares of common stock owned directly and 174,561 shares of common stock owned by pension trusts and a profit sharing trust over which Mr. Kalish has shared voting and dispositive power. Does not include 361 shares of common stock owned by Mrs. Kalish, as to which shares Mr. Kalish disclaims any beneficial interest and Mrs. Kalish has sole voting and investment power.

(10)   Includes 3,000 shares of common stock owned directly and 300 shares of common stock owned as custodian for a minor child and by another child (as to which shares Mr. Lovejoy disclaims any beneficial interest).

(11)   Includes 26,898 shares of common stock owned directly and 125,621 shares of common stock owned by entities and trusts over which Mr. Rose has sole or shared voting and dispositive power.

(12)   Third Avenue Management LLC filed a Schedule 13G/A, dated February 14, 2006, reflecting the beneficial ownership of 1,037,000 shares of common stock with respect to which it has sole power to vote 1,036,400 shares and sole power to dispose of 1,037,000 shares. The above information has been obtained from such Schedule 13G/A.

(13)   Silvercrest Asset Management Group LLC filed a Schedule 13G/A dated February 13, 2006, reflecting the beneficial ownership of 541,667 shares of common stock with respect to which it has sole power to vote and dispose of 541,667 shares. The above information has been obtained from such Schedule 13G/A.

(14)   Barclays Global Investors, N.A., filed a Schedule 13G/A, dated January 31, 2006, reflecting the beneficial ownership of 550,164 shares of common stock with respect to which it has sole power to vote 544,467 shares and sole power to dispose of 550,164 shares. The above information has been obtained from such Schedule 13G/A.

(15)   This total is qualified by notes (3), (6), (7), (8), (9), (10) and (11).

ELECTION OF DIRECTORS

(Proposal 1)

Pursuant to our by-laws, the number of directors was fixed at eleven by our board of directors. The board is divided into three classes. Each class is elected to serve a three year term and is to be as equal in size as is possible, and the classes are elected on a staggered basis. The terms of James J. Burns, Joseph A. DeLuca, Fredric H. Gould and Eugene I. Zuriff expire at the 2006 annual meeting. Each of them has been recommended to the board of directors by the Nominating and Corporate Governance Committee for election at the annual meeting and nominated by the board of directors to stand for election at the annual meeting to hold office until our 2009 annual meeting and until his successor is elected and qualifies. Seven other individuals serve as directors but are not standing for election because their terms extend past the date of the annual meeting. Proxies will not be voted for a greater number of persons than the number of nominees named in the proxy statement.

It is not contemplated that any of the nominees will be unable to stand for election. Should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board of directors.

If any director is unable to serve his full term, the board, by majority vote of the directors then in office, may designate a substitute. The director chosen by the board shall hold office for a term expiring at the 2009 annual meeting of stockholders and until his successor is elected and qualifies.

The affirmative vote of a plurality of the voting power of stockholders present in person or represented by proxy at the meeting is required for the election of each nominee for director.

The following table sets forth certain information regarding the nominees for director:

Name and Age	Principal Occupation For The Past Five Years and other Directorships or Significant Affiliations
Nominees for Election to serve until the 2009 Annual Meeting
James J. Burns	Director since June 2000; Vice Chairman and Senior Vice President from
66 Years

March 21, 2006 to the present and Senior Vice President and Chief Financial Officer of Wellsford Real Properties, Inc., a real estate merchant banking company, from October 1999 to March 2006; Partner of Ernst & Young LLP, certified public accountants and predecessor firm from January 1977 to September 1999; Director of Cedar Shopping Centers, Inc., a real estate investment trust engaged in the ownership, management and leasing of retail properties.

Joseph A. DeLuca	Director since June 2004; Principal and Sole Shareholder of Joseph A.
60 Years

DeLuca, Inc., an entity engaged in real estate capital and investment consulting since September 1998, including serving as Director of Real Estate Investments for Equitable Life Assurance Society of America under a consulting contract from June 1999 to June 2002; Executive Vice President and head of Real Estate Finance at Chemical Bank from September 1990 until its merger with the Chase Manhattan Bank in 1996 and Managing Director and Group Head of the Chase Real Estate Finance Group of the Chase Manhattan Bank from the merger to April 1998.

Fredric H. Gould	Chairman of the Board of our company since June 1989, Chief Executive
70 Years

Officer from December 1999 to December 2001 and Chief Executive Officer since July 2005; Chairman of Georgetown Partners, Inc., the managing general partner of Gould Investors L.P., a limited partnership primarily engaged in real estate ownership, since December 1997; Chairman of the Board of BRT Realty Trust since 1984 and President of REIT Management Corp., advisor to BRT Realty Trust, since 1986; Director of EastGroup Properties, Inc., a real estate investment trust engaged in the acquisition, ownership and development of industrial properties, since 1998. Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould.

Eugene I. Zuriff	Director since December 2005; President of The Smith & Wollensky
66 Years

Restaurant Group, Inc., a public company which develops, owns and operates a diversified portfolio of white tablecloth restaurants in the United States, since May 2004; a consultant to The Smith & Wollensky Restaurant Group, Inc., from February 1997 to May 2004 and a Director of The Smith & Wollensky Restaurant Group, Inc., since 1997; New York representative of Multi-Commercial Bank, Geneva, Switzerland from 1988 to 1997. Director of Doral Federal Savings Bank since 2001 and Chairman of its Audit Committee since 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JAMES J. BURNS, JOSEPH A. DeLUCA, FREDRIC H. GOULD AND EUGENE I. ZURIFF AS DIRECTORS. THE PERSONS NAMED IN THE PROXY CARD INTEND TO VOTE SUCH PROXY FOR THE ELECTION OF JAMES J. BURNS, JOSEPH A. DeLUCA, FREDRIC H. GOULD AND EUGENE I. ZURIFF UNLESS YOU INDICATE THAT YOUR VOTE SHOULD BE WITHHELD.

The following table sets forth information regarding directors whose terms will continue after the date of the annual meeting:

Name and Age	Principal Occupation For The Past Five Years and other Directorships or Significant Affiliations
Directors to continue in office until the 2008 Annual Meeting
Charles Biederman	Director since June 1989; Presently engaged in real estate development;
72 Years

Principal of Sunstone Hotel Investors, LLC, a company engaged in the management, ownership and development of hotel properties, from November 1999 to present; Executive Vice President of Sunstone Hotel Investors, Inc., a real estate investment trust engaged in the ownership of hotel properties, from September 1994 to November 1999 and Vice Chairman of Sunstone Hotel Investors from January 1998 to November 1999.

Patrick J. Callan, Jr.	Director since June 2002; President of our company since January 2006;
43 Years

Senior Vice President of First Washington Realty, Inc. from March 2004 to November 2005; Vice President of Real Estate for Kimco Realty Corporation, a real estate investment trust, from May 1998 to March 2004.

Marshall Rose	Director since June 1989; Chairman of The Georgetown Group, Inc., a
69 Years	real estate development company, since 1978; Director of Estee Lauder, Inc.; Chairman Emeritus of the New York Public Library.
Directors to continue in office until the 2007 Annual Meeting
Joseph A. Amato	Director since June 1989; Real estate developer; Managing Partner of the
70 Years	Kent Companies, an owner, manager and developer of income producing real estate since 1970.
Jeffrey A. Gould	Director since December 1999; Vice President of our company from 1989
40 Years

to December 1999 and a Senior Vice President of our company since December 1999; President and Chief Executive Officer of BRT Realty Trust, a mortgage real estate investment trust, since January 2002 and President and Chief Operating Officer of BRT Realty Trust from March 1996 to December 2001 and Trustee since 1997; Senior Vice President of Georgetown Partners, Inc., since March 1996. Jeffrey A. Gould is the son of Fredric H. Gould and brother of Matthew J. Gould.

Matthew J. Gould	Director since December 1999; President and Chief Executive Officer of
46 Years

our company from June 1989 to December 1999 and a Senior Vice President since December 1999; President of Georgetown Partners, Inc. since 1996; Senior Vice President of BRT Realty Trust since 1993, Trustee since June 2004 and from March 2001 to March 2004; Vice President of REIT Management Corp. since 1986. Matthew J. Gould is the son of Fredric H. Gould and brother of Jeffrey A. Gould.

J. Robert Lovejoy	Director since 2004; Managing director of Groton Partners, Merchant
61 Years

Bankers, since January 2006; Senior managing director of Ripplewood Holdings, LLC, a private equity investment firm, from January 2000 to December 2005; a managing director of Lazard Freres & Co. LLC and a general partner of Lazard’s predecessor partnership for over 15 years prior to January 2000; Director of Orient-Express Hotels Ltd.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

General

The Audit Committee and the board of directors is seeking ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

We are not required to have our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We are doing so because we believe it is good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

The affirmative vote of the holders of a majority of outstanding shares of common stock present at the meeting, in person or by proxy, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006. THE PERSONS NAMED IN THE PROXY CARD INTEND TO VOTE SUCH PROXY FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS YOU INDICATE THAT YOUR SHARES SHOULD BE VOTED OTHERWISE.

Audit and Other Fees

The following table presents the fees for professional audit services billed by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered to us by Ernst & Young LLP for each of such years:

	Fiscal 2004	Fiscal 2005
Audit fees(1)	$190,000	$280,000
Audit related fees(2)	17,000	22,500
Tax fees(3)	6,600	7,000
All other fees	—	—
Total fees	$213,600	$309,500

(1)          Audit fees include fees for the audit of our annual consolidated financial statements and for review of financial statements included in our quarterly reports on Form 10-Q. In 2005 and 2004, the audit fees include $100,000 and $75,000, respectively, for services rendered in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)          Audit related fees include fees for audits performed for significant property acquisitions as required by rules promulgated by the Securities and Exchange Commission and fees related to services rendered in connection with registration statements filed with the Securities and Exchange Commission.

(3)          Tax fees consist of fees for tax advice, tax compliance and tax planning.

The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee must pre-approve all audit and non-audit services involving our independent registered public accounting firm.

In addition to the audit work necessary for us to file required reports under the Securities Exchange Act of 1934, as amended (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), our independent registered public accounting firm may perform non-audit services, other than those prohibited by the Sarbanes-Oxley Act of 2002, provided they are pre-approved by the Audit Committee. The Audit Committee approved all non-audit services performed by our independent registered public accounting firm in 2005.

Approval Process

Annually, the Audit Committee reviews and approves the audit scope concerning the audit of our consolidated financial statements for that year, including the proposed audit fee associated with the audit and services in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Committee may, at that time or subsequently thereafter, approve the provision of tax related non-audit services and the maximum expenditure which may be incurred for such tax services for such year. Any fees for the audit in excess of those approved and any fees for tax related services in excess of the maximum established by the Audit Committee must receive the prior approval of the Audit Committee.

Proposals for any other non-audit services to be performed by the independent registered public accounting firm must be approved by the Audit Committee at a regularly scheduled meeting, at a meeting held by telephone conference or by unanimous consent.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors is comprised of three independent directors and operates under a written charter adopted by the board of directors. The Audit Committee reviews the charter on an annual basis. The board of directors has reviewed Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange listing standards definition of independence for Audit Committee members and has determined that each member of the Audit Committee is independent.

The Audit Committee is appointed by the board of directors to oversee and monitor, among other things, the financial reporting process, the independence and performance of the independent registered public accounting firm and the functioning of the company’s internal controls. It is the responsibility of executive management to prepare financial statements in accordance with generally accepted accounting principles and of the independent registered public accounting firm to perform an independent audit of the financial statements and to express an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee met on 18 occasions in 2005, 13 of which related to an Audit Committee investigation into certain activities of the former president and chief executive officer of the company. In performing its functions, other than the investigation which it undertook, the Audit Committee met and held discussions with management, the independent registered public accounting firm and the accounting firm performing the internal control audit function on behalf of the company. The Audit Committee discussed with the independent registered public accounting firm and the accounting firm performing the internal control audit function on behalf of the company, the overall scope and plans for their respective audits. In connection with the investigation into certain activities of the former president and chief executive officer of the company, the committee retained special counsel, which conducted extensive interviews and examined documents and files. The investigation is substantially completed and based on the materials which have been gathered and the interviews which have been conducted, we do not believe that any other officer or employee of the company assisted in or benefited from our former president’s activities.

Management represented to the Audit Committee that the year end consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed the company’s internal control procedures and their evaluation of the company’s internal controls with management, the independent registered public accounting firm and the accounting firm performing the internal control audit function. The Audit Committee also reviewed with the company’s management the process used for the certifications under the Sarbanes-Oxley Act of 2002 of the company’s filings with the Securities and Exchange Commission. In 2005, the Audit Committee met to review the unaudited quarterly financial statements prior to filing each Form 10-Q with the Securities and Exchange Commission. In 2005, the Audit Committee also reviewed each quarterly earnings press release prior to public release. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committee).

The Audit Committee discussed with the independent registered public accounting firm, the registered public accounting firm’s independence from the company and its management, and received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). Further, the Audit Committee reviewed and approved the independent registered public accounting firm’s fees, both for performing audit and non-audit services, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm’s independence and concluded that it was compatible.

The Audit Committee meets with the independent registered public accounting firm and the accounting firm performing the internal control audit function, with and without management present, to discuss the results of their examinations, their evaluations of the internal controls, and the overall quality of the company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements for the year ended December 31, 2005 be included in company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee approved the retention of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ended December 31, 2006 after reviewing the firm’s performance, estimated fees for 2006 and independence from the company and its management.

Charles Biederman (Chairman)
James J. Burns
Joseph A. DeLuca

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table discloses the compensation paid and accrued for services rendered in all capacities to the company during the last three fiscal years for our chief executive officer and for our other executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 2005.

					Long Term Compensation
					Restricted		Securities
	Fiscal	Annual Compensation			Stock		Underlying	All other
Name and Principal Position	Year	Salary $		Bonus $	Awards($)(1)		Options	Compensation($)(2)
Fredric H. Gould(3)	2005	$50,000		—	$62,865	(4)	—	—
Chairman of the Board,	2004	50,000		—	55,794		—	—
President and Chief	2003	50,000		—	40,766		—	—
Executive Officer
Jeffrey Fishman(3)	2005	$192,500		$87,500	—		—	$42,000
President and Chief	2004	302,460		125,000	—		—	41,258
Financial Officer	2003	278,692		75,000	—		—	40,147
Simeon Brinberg(5)	2005	$132,139		—	$62,865	(4)	—	—
Senior Vice President	2004	118,196		—	55,794		—	—
	2003	113,365		—	40,766		—	—
David W. Kalish(5)	2005	$118,090		—	$62,865	(4)	—	—
Senior Vice President	2004	118,347		—	55,794		—	—
and Chief Financial	2003	103,829		—	40,766		—	—
Officer
Lawrence Ricketts, Jr.	2005	$126,500	(6)	$21,500	$28,575	(4)	—	$22,725
Vice President	2004	104,668	(6)	15,000	23,700		—	20,048
	2003	95,365		15,000	14,824		—	16,500

(1)          Represents the grant of restricted stock awards which the executive received subject to vesting. The restricted stock awards vest after five years. The restricted stock awards receive cash dividends at the rate paid on all of the company’s shares of common stock. As a result of Mr. Fishman’s resignation as president and chief executive officer (see footnote (3) below) prior to any of the restricted shares issued to him having vested, the restricted stock awards granted to him were forfeited and returned to the company. Accordingly, the grant of restricted shares to Mr. Fishman are not reported in the table.

(2)          Represents annual contributions made under our Pension Plan and 401K Plan. The only other type of Other Annual Compensation for each of the named executive officers is in the form of perquisites and was less than the level required for reporting.

(3)          Mr. Fishman resigned as president and chief executive officer in July 2005. Mr. Gould was appointed president and chief executive officer in July 2005, and held those positions, in addition to serving as chairman of the board, through December 31, 2005. Since January 2006, Mr. Gould has served as the Company’s chairman and chief executive officer. The salary reported for Mr. Fishman for fiscal 2005 represents salary paid to him through the date of his resignation. The bonus reported for fiscal 2005, which was being paid to him quarterly (pursuant to a pre-existing arrangement) represents the two quarterly payments made to him prior to his resignation; no payments were made following his resignation. Reference is made to the caption “Certain Relationships and Related Transactions” for a discussion of additional compensation paid to Mr. Gould and Mr. Fishman in fiscal 2005 by entities owned by Fredric H. Gould.

(4)          The values set forth for 2005 are based on the closing price of our common stock on the New York Stock Exchange on April 15, 2005, the date of the awards, which was $19.05. The number of restricted shares awarded in 2005 were 3,300 shares for each of Messrs. Gould, Brinberg and Kalish and 1,500 shares for Mr. Ricketts.

(5)          Messrs. Brinberg and Kalish do not receive compensation directly from the company. Each receives an annual salary from Gould Investors L.P. and affiliated companies and each of their salaries is allocated to the company pursuant to a shared services agreement. The annual salary set forth in the table represents the amount allocated to the company. Reference is made to the caption “Certain Relationships and Related Transactions” for a discussion of additional compensation paid to Messrs. Brinberg and Kalish in fiscal 2005 by entities owned by Fredric H. Gould.

(6)          Does not include $3,500 and $11,063 in 2005 and 2004, respectively, that was received by Mr. Ricketts and allocated to Gould Investors L.P. and BRT Realty Trust pursuant to a shared services agreement.

One Liberty Pension Plan

We have adopted a non-contributory defined contribution pension plan covering employees. The pension plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish (Messrs. Brinberg and Kalish are non-director officers). Annual contributions are based on 15% of an employee’s annual earnings, not to exceed $31,500 per employee. Partial vesting commences one year after employment, increasing annually until full vesting is achieved at the completion of six years of employment. The method of payment of benefits to participants upon retirement is determined solely by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined by the amount of contributions and the results of the Plan’s investments. For the year ended December 31, 2005, $31,500 was contributed for the benefit of Mr. Fishman with six years of credited service. The aggregate amount accumulated to date for Mr. Fishman is approximately $191,000. For the year ended December 31, 2005, $22,725 was contributed for the benefit of Mr. Ricketts, Jr. with seven years of credited service. The aggregate amount accumulated to date for Mr. Ricketts, Jr., is approximately $106,000. Messrs. Gould, Brinberg and Kalish do not participate in the One Liberty Pension Plan. Messrs. Brinberg and Kalish participate in an affiliated entity’s pension plan. In 2005, the company was allocated $7,928 and $10,217 for each of Messrs. Brinberg and Kalish, respectively, for such affiliated entity’s pension plan contributions for them for 2005 pursuant to a shared services agreement.

Stock Options Granted, Exercised and Fiscal Year End Option Values

Option Grants in 2005

The company did not grant any stock options during 2005.

Option Exercises in 2005 and Fiscal Year End Option Values

	Shares Acquired	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name	on Exercise	$(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Fredric H. Gould	0	0	0	0	0	0
Jeffrey Fishman	0	0	0	0	0	0
Simeon Brinberg	0	0	0	0	0	0
David W. Kalish	2,500	22,275	0	0	0	0
Lawrence G. Ricketts, Jr.	0	0	0	0	0	0

(1)          Represents the closing price of the common stock underlying the stock options on the date of exercise less the stock option exercise price.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is composed of three independent directors. The members of the Compensation Committee were Charles Biederman, Patrick J. Callan, Jr. and Robert J. Lovejoy, until December 2005. Since December 2005, the members of the Committee have been Charles Biederman, J. Robert Lovejoy and Eugene I. Zuriff. The Compensation Committee is responsible for determining the compensation of the company’s chief executive officer and for advising management and the board of directors on matters pertaining to compensation arrangements for other executive employees. The Compensation Committee is also responsible for administering the company’s stock option plan and the One Liberty Properties, Inc. 2003 Incentive Plan. The compensation determinations made by the Compensation Committee are approved by the board of directors prior to their implementation.

In 2005, the only officers who were compensated directly by us were Fredric H. Gould, chairman of the board (and chief executive officer since July 2005), Jeffrey Fishman, president and chief executive officer until his resignation in July 2005, and Lawrence G. Ricketts, Jr., a vice president. The other officers, including Simeon Brinberg, a senior vice president, and David W. Kalish, a senior vice president and chief financial officer, receive compensation from Gould Investors L.P. (or other affiliated entities) and, pursuant to a shared services agreement between the company, Gould Investors L.P. and other affiliated entities, payroll expenses are allocated to the company based on the estimated time devoted by the executive to the company’s affairs in comparison to the estimated time devoted by the executive to the affairs of the other entities which participate in the sharing arrangement. The allocation for payroll expenses of all executive officers of the company (six in number) pursuant to the shared services agreement was $478,000 in the aggregate in 2005 and except for Simeon Brinberg and David W. Kalish, did not exceed $100,000 as to any executive officer. A portion of the allocated expenses in 2005 was attributable to time spent by executive officers in connection with the Audit Committee investigation into financial dealings of our former president and chief executive officer and related matters, and a substantial portion of the balance to legal and accounting activities, including property acquisitions, mortgage financings, banking matters, joint venture activities and corporate governance matters, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Compensation Overview

The Compensation Committee has determined that the annual compensation of executive officers compensated directly by the company will be composed of three elements: (i) an annual base salary; (ii) an annual bonus; and (iii) a long term component realized through the grant of stock options and/or the award of restricted shares under the 2003 Incentive Plan.

Base Salary and Bonus

Base salaries of officers compensated directly by the company are targeted to be competitive with salaries paid to senior executives at other REITs of similar market capitalization and involved in similar business activities. In determining base salaries of officers compensated directly by the company, the Compensation Committee also takes into account an individual’s achievements and performance, the operating performance of the company in the most recently concluded fiscal year and the performance of the company’s stock. The determination by the Compensation Committee of base compensation is subjective and is not based on any structured formula. In determining compensation for the 2005 fiscal year, the Compensation Committee gave consideration to the company’s property acquisition activities, the increase in rental income year over year, the company’s operating results, management of the real estate portfolio, and activities of the company in joint venture investments.

The company does not have a bonus plan in existence. Bonuses are granted on a case by case basis, with the amount being subjective. In determining bonus amounts, if any, the Compensation Committee takes into consideration, among other things, the base compensation of each officer, total compensation paid to senior executives at other REITs with similar market capitalization and involved in similar business activities, the performance of each officer during the most recently concluded fiscal year, the company’s results of operations for such year, the performance of the company’s stock and the recommendations of management.

Long Term Compensation—Stock Options and Restricted Stock Awards

In 2003, the board of directors authorized, and the company’s stockholders approved, the adoption of the One Liberty Properties, Inc. 2003 Incentive Plan, which authorizes the grant of incentive and non-statutory stock options and the award of restricted shares. The granting of options and the awarding of restricted shares under the 2003 Incentive Plan is authorized by the Compensation Committee, and approved by the board of directors and is not based on any formula. No stock options were granted in 2005 under the 2003 Incentive Plan. In 2005, the Compensation Committee approved the awarding of 40,750 restricted shares to a total of 23 persons, including employees, officers, directors and consultants. The awards granted in 2005 provide for a five year vesting period and, therefore, the shares awarded can not be transferred until the five year vesting period has been satisfied. Accordingly, an award of restricted shares under the 2003 Incentive Plan cannot be realized unless the awardee remains with the company for a period of five years during which five year period the awardee realizes the benefits of any cash distributions paid on the shares awarded to such person. The Compensation Committee believes that awarding restricted shares under the 2003 Incentive Plan provides the recipients with an incentive to remain with the company and to devote their best efforts in pursuing the success of the company by providing awardees with an opportunity to share in the growth and prosperity of the company through the ownership of shares of the company.

CEO Compensation

The Compensation Committee authorized an increase in Mr. Fishman’s base annual salary for 2005 from $300,000 in 2004 to $350,000. In setting Mr. Fishman’s base salary, the Compensation Committee sought to provide a base salary comparable with REITs of similar market capitalization and engaged in similar business activities as the company. The Compensation Committee reviewed the data for chief executive officers contained in the NAREIT Compensation Survey sponsored by the National Association of Real Estate Investment Trusts and conducted by FPL Associates, which reported on the compensation paid to chief executive officers of REITs in the geographic area in which the company is located and by REITs having a similar market capitalization as the company. The Compensation Committee also took into account the responsibilities of Mr. Fishman and the activities and performance of the company in 2004. The Compensation Committee was advised of and considered compensation of $459,000 paid to Mr. Fishman by certain service entities wholly owned by Fredric H. Gould, the company’s chairman, for the 2004 fiscal year. Based on these factors, the Compensation Committee approved the increase in Mr. Fishman’s base salary and the payment of a $175,000 bonus which was to be paid over four quarters in 2005.  In July 2005, Mr. Fishman resigned as president and chief executive officer after the company became aware of certain financial dealings by Mr. Fishman with a former tenant of a company joint venture. Commencing with the date of Mr. Fishman’s resignation no further salary or bonus payments were made to Mr. Fishman and subsequent to his resignation all restricted shares awarded to him by the company were forfeited and returned to the company. After Mr. Fishman’s resignation, Fredric H. Gould was appointed president and chief executive officer, in addition to serving as chairman of the board. At that time, Mr. Gould was receiving an annual fee of $50,000 from the company for serving as Chairman of the Board. Mr. Gould advised the Committee that, he preferred to maintain his compensation from the company in all capacities at $50,000 annually and his expressed preference was approved by the Committee.

Respectfully submitted,

Compensation Committee
Charles Biederman
J. Robert Lovejoy
Eugene I. Zuriff

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Fredric H. Gould, chairman of our board of directors, is chairman of the board of trustees of BRT Realty Trust, a REIT engaged in mortgage lending. He is also chairman of the board of directors and sole stockholder of the managing general partner of Gould Investors L.P. and sole member of a limited liability company which is also a general partner of Gould Investors L.P. Jeffrey A. Gould, a director and senior vice president of our company, is president and chief executive officer of BRT Realty Trust and a senior vice president of the managing general partner of Gould Investors L.P. Matthew J. Gould, a director and senior vice president of our company, is a senior vice president of BRT Realty Trust and president of the managing general partner of Gould Investors L.P. In addition, Simeon Brinberg, David W. Kalish, Mark H. Lundy and Israel Rosenzweig, each of whom is an executive officer of our company, are executive officers of BRT Realty Trust and of the managing general partner of Gould Investors L.P. Gould Investors L.P. owns approximately 8.2% of our outstanding shares of common stock.

We and certain related entities, including Gould Investors L.P. and BRT Realty Trust, occupy common office space and use certain services and personnel in common. In 2005, we paid to Gould Investors L.P. under a shared services agreement $1,208,000 for general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services. This amount includes $53,000 contributed to the annual rent of $452,000 paid by Gould Investors L.P., BRT Realty Trust and related entities to a subsidiary of Gould Investors L.P. which owns the building in which the offices of these entities are located, and an aggregate of $478,000 allocated to us for services (primarily legal and accounting) performed by some executive officers who are not engaged by us on a full time basis, including the amounts allocated to us for services rendered by Simeon Brinberg and David W. Kalish, as set forth in the “Summary Compensation Table.” The allocation of general and administrative expenses is computed in accordance with a shared services agreement and is based on the estimated time devoted by executive, legal, administrative, accounting and other personnel to the affairs of each participating entity. The services of secretarial personnel generally is allocated on the same basis as that of the executive to whom each secretary is assigned. In addition to the space we occupy and pay for under the shared services agreement, we lease under a direct lease with a subsidiary of Gould Investors L.P. approximately 1,200 square feet at an annual rent of $40,000, which is a competitive rent for comparable office space in the area in which the building is located.

Majestic Property Management Corp., an entity which is 100% owned by Fredric H. Gould and for which certain of our executive officers are officers, acts as managing agent, mortgage, sales and leasing broker and construction supervisor for our company, related entities (including Gould Investors L.P. and BRT Realty Trust) and unrelated entities. Majestic Property Affiliates, Inc., an entity which is 100% owned by Fredric H. Gould and for which certain of our executive officers are officers, also acts as a sales broker for our company and for related and unrelated entities. In 2005, we paid an aggregate of $992,000 to Majestic Property Management Corp. consisting of mortgage brokerage fees of $543,000 relating to mortgages in the principal amount of $57,700,000 placed on eleven of our properties; sales commissions of $370,000 relating to the sale of one property and the sale of air rights for an aggregate consideration of $27,500,000; construction supervisory fees of $37,000 for supervision of improvements to properties we own; and management fees of $42,000 relating to two properties that we own. The amount paid by us to Majestic Property Management Corp. represents approximately 20% of the 2005 revenues of  Majestic Property Management Corp. In 2005, we also paid a sales commission of $34,000 to Majestic Property Affiliates, Inc. relating to the sale of one property for a consideration of $3,000,000.

Fees paid to Majestic Property Management Corp. and Majestic Property Affiliates, Inc. were approved by our board of directors, including a majority of the independent directors, and are no greater than the fees which would be charged by unaffiliated persons for comparable services.

A management fee equal to 1% of the rent paid to our movie theater joint ventures by its tenants and a management fee equal to 1% of the rent paid to another of our joint ventures by its tenant was paid to Majestic Property Management Corp. under management agreements negotiated by Majestic Property Management Corp. with our joint ventures and joint venture partners. The total management fee for 2005 was $131,000. In 2005, two of our joint ventures paid mortgage brokerage fees of $156,000 to Majestic Property Management Corp. relating to mortgages in the principal amount of $17,500,000 placed on two properties. The amount paid to Majestic Property Management Corp. represents approximately 5.8% of the 2005 revenues of Majestic Property Management Corp.

Fredric H. Gould receives an annual chairman’s fee of $50,000 from our company. Mr. Gould does not allocate any of his compensation from other affiliated entities under the shared services agreement to our company. In 2005, Mr. Gould received compensation of $253,000 from Majestic Property Management Corp. Jeffrey A. Gould, Matthew J. Gould, Israel Rosenzweig, Simeon Brinberg, David W. Kalish and Mark H. Lundy, officers of our company, received compensation from Majestic Property Management Corp. in 2005 of $826,000, $301,000, $746,000, $40,000, $74,000, and $184,000, respectively. Jeffrey A. Gould and Israel Rosenzweig each received compensation from Majestic Property Affiliates, Inc. in 2005 of $6,000. Jeffrey A. Gould and Israel Rosenzweig did not allocate any time to the company in 2005 or 2004 and the amount allocated by Matthew J. Gould was minimal.

Jeffrey Fishman, president and chief executive officer until July 20, 2005, devoted substantially all of his time to the affairs of our company. Mr. Fishman also provided consulting services to service oriented companies owned by Fredric H. Gould. In 2005, Mr. Fishman received compensation of $203,000 from these service oriented companies. In 2005, Mr. Fishman received no compensation from Majestic Property Management Corp. or Majestic Property Affiliates, Inc. Messrs. Jeffrey A. Gould, Matthew J. Gould, Israel Rosenzweig, Simeon Brinberg, David W. Kalish and Mark H. Lundy also received compensation from other service oriented companies owned by Fredric H. Gould, in addition to the compensation received by them from Majestic Property Management Corp. and Majestic Property Affiliates, Inc. described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our issued and outstanding capital stock, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by the rules and regulations promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file. We prepare and file the requisite forms on behalf of our executive officers and directors. Based on a review of information supplied to us by our executive officers, directors and 10% beneficial owners, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners with respect to fiscal 2005 were met.

PERFORMANCE GRAPH

The following graph compares the performance of our common stock with the Standard & Poor’s 500 Stock Index and a peer group index of publicly traded equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts. The graph assumes $100.00 was invested on December 31, 2000 in our common stock and assumes the reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ONE LIBERTY PROPERTIES, INC., THE S&P 500 INDEX
AND THE NAREIT EQUITY INDEX

*$100 invested on 12/31/00 in stock or index-including reinvestment of dividends.

Fiscal year ending December 31.

CUMULATIVE TOTAL RETURN

	12/00	12/01	12/02	12/03	12/04	12/05
One Liberty Properties, Inc.	100.00	150.63	167.66	234.75	260.76	247.74
S&P 500	100.00	88.12	68.64	88.33	97.94	102.75
NAREIT Equity	100.00	113.93	118.29	162.21	213.43	239.39

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

ADDITIONAL INFORMATION

As of the date of this proxy statement, we do not know of any business that will be presented for consideration at the meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

Great Neck, NY	By order of the Board of Directors
April 28, 2006
Mark H. Lundy, Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

ONE LIBERTY PROPERTIES, INC.

June 13, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of four Directors:		2.	Appointment of Ernst & Young LLP as	FOR	AGAINST	ABSTAIN
		NOMINEES:		independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐
☐	FOR ALL NOMINEES	James J. Burns
Joseph A. DeLuca
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Fredric H. Gould Eugene I. Zuriff	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐	FOR ALL EXCEPT
	(See instructions below)	FOR ALL NOMINEES EXCEPT AS WRITTEN AOBVE	This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder, and if no direction is given, will be voted for proposals 1 and 2.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write in the name(s) of the nominee(s) you do not wish to vote for.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder		Date:		Signature of Shareholder		Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONE LIBERTY PROPERTIES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 13, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SIMEON BRINBERG AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock, $1.00 par value per share, of One Liberty Properties, Inc. held of record by the undersigned on April 18, 2006 at the Annual Meeting of Stockholders to be held on June 13, 2006 or any adjournments thereof.

(TO BE SIGNED ON REVERSE SIDE)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ONE LIBERTY PROPERTIES, INC.

June 13, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. -OR-
ACCOUNT NUMBER

INTERNET - Access “www.voteproxy.com” and follow the on-
screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of four Directors:		2.	Appointment of Ernst & Young LLP as	FOR	AGAINST	ABSTAIN
		NOMINEES:		independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐
☐	FOR ALL NOMINEES	James J. Burns Joseph A. DeLuca
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Fredric H. Gould Eugene I. Zuriff	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐	FOR ALL EXCEPT
	(See instructions below)	FOR ALL NOMINEES EXCEPT AS WRITTEN AOBVE	This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder, and if no direction is given, will be voted for proposals 1 and 2.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write in the name(s) of the nominee(s) you do not wish to vote for.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.